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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: September 23, 1997          Commission File No. 0-27352
                ------------------                              -------
(Date of earliest event reported)



                                 HYBRIDON, INC.
                                 --------------
             (Exact name of registrant as specified in its Charter)


           Delaware                                    04-3072298
           --------                                    ----------
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)


620 Memorial Drive, Cambridge, Massachusetts             02139
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(Address of principal executive offices)               (Zip Code)


                                 (617) 528-7000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

        On September 23, 1997, Hybridon, Inc. (the "Company") issued a press release announcing that (i) the Company is moving forward with the appeal process with The Nasdaq Stock Market Inc., in response to the notification of delisting that the Company announced last week; and (ii) the Company's common stock, $.001 par value per share, will continue to trade on the Nasdaq National Market until the appeal is resolved. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1    Press release dated September 23, 1997.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 24, 1997            HYBRIDON, INC.






                                     /s/ E. Andrews Grinstead, III
                                     ---------------------------------------
                                     E. Andrews Grinstead, III
                                     Chairman, President and Chief Executive
                                     Officer
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                               INDEX TO EXHIBITS

EXHIBIT
  NO.                   DESCRIPTION
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 99.1       Press release dated September 23, 1997.